PROVIDENT

Provident Financial Holdings, Inc.

September 30, 2011

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Federal Reserve Board and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$8.74
52-Week Range:	$5.71 - $8.75
Shares Outstanding:	11,439,264 shares
Market Capitalization:	$100.0 million
P/E (ttm):	9.20x
EPS (ttm):	$0.95
Annual Dividend & Yield:	$0.12 (1.37%)
As of September 30, 2011	

PROVIDENT
Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings
(Holding Company)
Mortgage Banking
(Provident Bank Mortgage)
Provident Bank
Community Banking
(Provident Bank)
Provident Financial Corp

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks

Provident Locations

Provident Financial Holdings, Inc.

Pleasanton, Northern California
Roseville, Northern California


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Glendora
- Hermosa Beach
- Pleasanton
- Rancho Cucamonga
- Riverside, Canyon Crest Dr.
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville

PROV Highlights

PROVIDENT
Provident Financial Holdings, Inc.

Financial Position:	As of 09/30/2011	As of 06/30/2010
Total Assets	$ 1.32 Billion	$ 1.40 Billion
Loans Held for Investment	$ 859.6 Million	$ 1.01 Billion
Deposits	$ 961.9 Million	$ 932.9 Million
Equity	$ 143.6 Million	$ 127.7 Million
Tangible Equity	$ 143.6 Million	$ 127.7 Million

Financial Results:	Quarter Ended 09/30/2011	Quarter Ended 06/30/2010
Net Income	$ 2.3 Million	$ 3.2 Million
Return on Average Equity	6.51%	10.16%
Return on Average Assets	0.71%	0.92%
Net Interest Margin	2.79%	3.10%
Efficiency Ratio	70.93%	65.47%
Total Loan Originations	$ 583.9 Million	$ 486.8 Million
Provident Bank	$ 15.8 Million	$ 1.2 Million
Provident Bank Mortgage	$ 568.1 Million	$ 485.6 Million

Total Assets

Provident Financial Holdings, Inc.



(In Millions)
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,399
$1,389
$1,358
$1,339
$1,315
$1,320
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Provident Financial Holdings, Inc.

Quarterly Net Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.2
$4.5
$4.3
$2.3
$2.1
$2.3
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Provision, Pre-Tax Earnings


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.5
$8.9
$8.5
$6.8
$4.5
$5.0
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.9
$4.6
$4.6
$3.5
$4.1
$3.3
$0.7
$3.4
$0.5
$3.2
$1.8
$2.3
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$10.3
$9.8
$9.7
$9.2
$9.1
$8.8
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Non-Interest Income



(In Millions)
12
10
8
6
4
2
0
$0.9
$0.8
$2.0
$1.6
$1.2
$1.2
$9.4
$9.3
$6.7
$5.7
$7.3
$4.5
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)
Gain on Sale of Loans
Other Fees

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
3.10%
2.95%
2.96%
2.85%
2.83%
2.79%
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Operating Expenses

Provident Financial Holdings, Inc.



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.5
$11.2
$11.3
$11.0
$11.8
$12.3
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

G&A to Average Assets


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.00%
3.20%
3.30%
3.27%
3.55%
3.75%
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Efficiency Ratio


80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
65.47%
55.64%
57.27%
61.74%
72.36%
70.93%
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Return on Average Assets



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.92%
1.29%
1.24%
0.69%
0.63%
0.71%
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Equity


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
10.16%
13.93%
12.62%
6.79%
5.99%
6.51%
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Diluted Earnings per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.28
$0.40
$0.37
$0.20
$0.18
$0.20
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Provident Financial Holdings, Inc.

Book Value per Share


$15.00
$12.50
$10.00
$7.50
$5.00
$2.50
$-
$11.20
$11.61
$11.99
$12.22
$12.41
$12.55
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank ™
More for you everyday.

Provident Financial Holdings, Inc.

Loan to Investment Mix


(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$35
$33
$31
$27
$26
$25
$1,006
$968
$932
$913
$882
$860
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)
Loans Held for Investment
Investment Securities

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$20
$15
$10
$5
$0
$1
$1
$0
$8
$3
$16
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



$800
$600
$400
$200
$0
(In Millions)
80%
70%
60%
50%
40%
30%
20%
10%
0%
$461
$587
44%
$448
$557
44%
$432
$535
45%
$429
$516
45%
$413
$497
45%
$403
$483
45%
06/10
09/10
12/10
03/11
06/11
09/11
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

"Preferred Loans" – Multi-Family, Commercial Real Estate, Construction and Commercial Business Loans.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA"), NPA to Total Assets Ratio and
Allowance for Loan Losses to Loans Held for Investment Ratio ("ALLL to LHI")



Significant Improvement
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(In Thousands)
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
(Percentage)

	06/10	09/10	12/10	03/11	06/11	09/11
Non-Performing Assets	$73,450	$72,722	$63,505	$57,308	$45,455	$44,355
NPA to Total Assets	5.25%	5.23%	4.68%	4.28%	3.46%	3.36%
ALLL to LHI	4.14%	3.88%	3.81%	3.64%	3.34%	3.23%

Asset Quality

Provident Financial Holdings, Inc.



Provision for Loan Losses
$3,000
$2,000
$1,000
$0
(In Thousands)
$0
$877
$1,048
$2,693
$847
$972

	06/10	09/10	12/10	03/11	06/11	09/11
Total Provision	$0	$877	$1,048	$2,693	$847	$972
SVA (1)	$967	$2,550	$4,112	$6,749	$2,108	$1,323
GVA (2)	$(967)	$(1,673)	$(3,064)	$(4,056)	$(1,261)	$(351)

(1) Specific Valuation Allowance.

(2) General Valuation Allowance.

Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	YTD 2011	TOTAL
Loan Balance (In Thousands)	$32,353	$68,076	$147,600	$120,838	$72,149	$32,412	$1,776	$1,046	$1,490	$477,740
Weighted Avg. LTV (1)	60%	72%	70%	70%	72%	77%	59%	78%	63%	71%
Weighted Avg. Age (In Years)	10.60	7.05	6.19	5.21	4.23	3.50	2.32	1.24	0.44	5.84
Weighted Avg. FICO (2)	717	723	731	740	732	742	750	738	755	733
Number of Loans	218	210	388	273	140	61	7	4	6	1,307
Geographic Breakdown (%)										
Inland Empire	38%	28%	30%	29%	28%	30%	100%	78%	55%	30%
Southern California (Other than Inland Empire)	57%	66%	63%	51%	40%	39%	0%	22%	24%	54%
Other California	4%	5%	7%	18%	31%	31%	0%	0%	21%	15%
Other States	1%	1%	0%	2%	1%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Commercial Real Estate – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	YTD 2011	TOTAL (3)(4)
Loan Balance (In Thousands)	$17,382	$8,519	$15,786	$18,892	$19,265	$6,152	$11,108	$429	$3,330	$100,863
Weighted Avg. LTV (1)	43%	50%	47%	57%	54%	37%	59%	56%	38%	50%
Weighted Avg. Debt Coverage Ratio (2)	1.60x	2.41x	2.03x	2.40x	2.32x	1.74x	1.22x	1.23x	2.10x	2.00x
Weighted Avg. Age (In Years)	9.54	7.22	6.20	5.17	4.25	3.43	2.25	1.32	0.06	5.47
Weighted Avg. FICO (2)	732	709	700	720	716	756	722	705	688	717
Number of Loans	33	16	21	21	20	10	5	3	2	131
Geographic Breakdown (%)										
Inland Empire	65%	28%	66%	20%	41%	7%	86%	48%	100%	49%
Southern California (Other than Inland Empire)	35%	72%	34%	80%	50%	93%	0%	52%	0%	48%
Other California	0%	0%	0%	0%	9%	0%	0%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	14%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $26.5 million in Retail; $25.0 million in Office; $9.5 million in Mixed Use; $9.2 million in Medical/Dental Office; $8.8 million in Light Industrial/Manufacturing; $4.8 million in Warehouse; $3.5 million in Restaurant/Fast Food; $3.3 million in Mini-Storage; $2.9 million in Research and Development; $2.2 million in Mobile Home Parks; $2.0 million in Schools; $1.9 million in Hotel and Motel; $1.0 million in Automotive – Non Gasoline; and $320,000 in Other.

(4) Consisting of $67.9 million or 67.3% in investment properties and $33.0 million or 32.7% in owner occupied properties.

Provident Financial Holdings, Inc.

Asset Quality

Multi-Family – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	YTD 2011	TOTAL
Loan Balance (In Thousands)	$15,161	$37,319	$48,659	$79,926	$81,991	$14,477	-	$965	$19,574	$298,072
Weighted Avg. LTV (1)	45%	49%	52%	55%	56%	49%	-	69%	63%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.61x	1.47x	1.27x	1.27x	1.25x	1.43x	-	1.33x	1.49x	1.33x
Weighted Avg. Age (In Years)	9.33	7.28	6.25	5.26	4.23	3.45	-	1.42	0.23	5.17
Weighted Avg. FICO (2)	723	708	705	706	702	757	-	715	701	710
Number of Loans	37	52	79	91	105	20	-	4	20	408
Geographic Breakdown (%)										
Inland Empire	19%	21%	8%	9%	3%	10%	-	0%	34%	11%
Southern California (Other than Inland Empire)	74%	75%	65%	58%	85%	88%	-	33%	60%	71%
Other California	7%	3%	26%	30%	12%	2%	-	67%	6%	17%
Other States	0%	1%	1%	3%	0%	0%	-	0%	0%	1%
	100%	100%	100%	100%	100%	100%	-	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Locations

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$147,596	31%	$259,585	54%	$69,148	14%	$4,201	1%	$480,530	100%
Multi-Family	32,400	11%	211,568	71%	50,545	17%	3,559	1%	298,072	100%
Commercial Real Estate	49,237	49%	48,167	48%	1,868	2%	1,591	1%	100,863	100%
Other loans	1,528	100%	-	0%	-	0%	-	0%	1,528	100%
Total	$230,761	26%	$519,320	59%	$121,561	14%	$9,351	1%	$880,993	100%

(1) Other than the Inland Empire.

Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings


(In Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$310
$295
$272
$232
$207
$187
$475
$473
$460
$477
$474
$473
$458
$459
$467
$470
$472
$489
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

PROVIDENT
Provident Financial Holdings, Inc.

Deposit Composition


As of 09/30/2011
$500
$400
$300
$200
$100
$0
$473
$212
$196
$46
$35
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market


As of 06/30/2010
$700
$600
$500
$400
$300
$200
$100
$0
$475
$204
$177
$52
$25
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™

Faster funded home loans.

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations



(In Millions)
$800
$600
$400
$200
$0
$1
$485
$0
$649
$0
$621
$0
$424
$1
$450
$0
$568
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)
Saleable
Portfolio

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Locked Pipeline

Locked Pipeline - Available for Sale



(In Thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(0)
Significant Rise, Fueled by Historically Low Mortgage Rates

	06/10	09/10	12/10	03/11	06/11	09/11
Gross Locked Pipeline	$235,356	$265,884	$133,041	$197,046	$155,786	$304,394
Net Locked Pipeline (1)	$146,379	$169,614	$91,956	$137,459	$107,458	$186,953

(Quarter Ended)

(1) Net of management's estimate of commitments to extend credit which may not fund.

Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	06/10	09/10	12/10	03/11	06/11	09/11
Refinance	32%	58%	61%	46%	32%	47%
Purchase	68%	42%	39%	54%	68%	53%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
0.89%
1.30%
1.42%
1.50%
1.72%
1.75%
1.42%
1.16%
1.36%
1.46%
1.12%
1.29%
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Provident Financial Holdings, Inc.

Capital Management

Stockholders' Equity



(In Millions)
$150
$140
$130
$120
$110
$100
$128
$132
$137
$140
$142
$144
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Consolidated Capital Ratio

Equity to Assets


12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
9.13%
9.54%
10.07%
10.42%
10.78%
10.88%
06/10
09/10
12/10
03/11
06/11
09/11
(Quarter Ended)

Bank Capital Ratios

PROVIDENT
Provident Financial Holdings, Inc.


18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	06/10	09/10	12/10	03/11	06/11	09/11
Core Capital Ratio	8.82%	9.25%	9.80%	10.16%	10.53%	10.34%
Tier 1 Risk-Based Capital Ratio	11.91%	12.69%	13.97%	14.82%	16.30%	15.65%
Total Risk-Based Capital Ratio	13.17%	13.96%	15.23%	16.07%	17.56%	16.91%

(Quarter Ended)

Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Dec 2009	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011
Price/TBV	0.25x	0.32x	0.43x	0.50x	0.60x	0.68x	0.65x	0.70x

PROVIDENT™

Provident Financial Holdings, Inc.

PROV™
NASDAQ
LISTED

www.myprovident.com